Finance Income	12 Months Ended
Dec. 31, 2022
Disclosure of Finance Income [Abstract]
Finance income

11. Finance income

Finance income are as follows:

	For the years ended December 31,
	2022	2021	2020
	(EUR thousand)
Interest income from banks deposits	648	538	352
Income from financial discounts	8	18	17
Interest income on loans to associates	—	10	20
Other financial income	96	57	295
Gain from the sale of an associate	—	12,258	—
Foreign currency exchange rate gains	19,995	7,588	11,585
Derivatives revaluation	3,551	950	2,007
Other fair value adjustments	752	290	650
Total finance income	25,050	21,709	14,926

For the year ended December 31, 2021 the Group realized a gain of EUR 12,258 thousand from the sale of the entire share capital of Swissfillon AG, of which the sub holding Stevanato Group International held 26.94% of the share capital. On October 22, 2021 the sub holding Stevanato Group International signed the shares purchase agreement for the sale and the transfer of all the owned shares in Swissfillon AG for approximately CHF 15.8 million. The Group therefore derecognized this associate and recognized in profit or loss the difference between the sum of the proceeds received and any retained interest, and the carrying amount of the investment in the associate at the date significant influence was lost.